SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [    ]
Filed by a Party other than the Registrant [  X  ]

Check the appropriate box:

[ X ]     Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


DG Investor Series

(Name of Registrant as Specified In Its Charter)


Federated Investors

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

 [ X ]    No fee required.
 [  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.

     1.Title of each class of securities to which transaction applies:

     2.Aggregate number of securities to which transaction applies:

     3.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.Proposed maximum aggregate value of transaction:

     5. Total fee paid:


[  ] Fee paid previously with preliminary proxy materials.






[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)Amount Previously Paid:
     2)Form, Schedule or Registration Statement No.:
     3)Filing Party:
     4)Date Filed:
                            DG INVESTOR SERIES
                            DG OPPORTUNITY FUND


                 NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD JULY 21, 1997

     A special meeting of the shareholders of DG Opportunity Fund (the `Fund''), a portfolio of DG Investor Series (the ``Trust''), will be held at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, at 3:00 p.m. (Eastern time), on July 21, 1997, for the following purposes:

          (1) To approve or disapprove a Sub-Advisory Agreement and exhibits thereto, between the Fund's investment adviser, ParkSouth Corporation (`ParkSouth'') and Womack Asset Management, Inc. (`Sub-Adviser''), on behalf of the Fund;

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed June 19, 1997, as the record date for determination of shareholders entitled to vote at the meeting.

                                             By Order of the Trustees



                                             John W. McGonigle
                                             Secretary


June 30, 1997



          SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY TO AVOID ADDITIONAL EXPENSE.


          YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.




                            DG INVESTOR SERIES
                         Federated Investors Tower
                         Pittsburgh, PA 15222-3779

                              PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees of DG Investor Series
(the `Trust'') with respect to DG Opportunity Fund (the ``Fund''). The proxies will be voted at the special meeting of shareholders of the Fund to be held on July 21, 1997, at the offices of the Trust, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the Special Meeting.

     The cost of preparing and mailing the notice of meeting, this proxy statement, proxy card and any additional proxy material has been or is to be borne by the Trust. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Trust, of Federated Shareholder Services Company (the Trust's transfer agent) or of Federated Administrative Services (the Trust's administrator). In the event that a shareholder signs, dates, and returns the proxy ballot but does not indicate a choice as to an item on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal.

     The purposes of the Special Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about June 30, 1997, to shareholders of record at the close of business on June 19, 1997 (the "Record Date").

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. On the Record Date, the Fund had outstanding shares of beneficial interest. A majority of the
---------------
outstanding shares of the Fund, represented in person or by proxy, shall be required to constitute a quorum at the Special Meeting for the purpose of voting on the proposals offered.

     Each share of the Fund is entitled to one vote, and fractional shares are entitled to proportionate shares of one vote. At the close of business on June 19, 1997, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of the Fund: Deposit Guaranty National Bank (`DGNB''), acting in various capacities for
numerous accounts, was owner of record of                         shares
(XX%).

     The favorable vote of a majority, as defined in the Investment Company Act of 1940 (the `1940 Act''), of the outstanding voting securities of the Fund is required for approval of the proposal to approve a new Sub-Advisory Agreement between ParkSouth and Sub-Adviser on behalf of the Fund. The vote of shareholders of a majority (as so defined in the 1940 Act) of outstanding securities means (a) the vote of the holders of 67% or more of the shares present at the meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy, or (b) the vote of the holders of more than 50% of the outstanding shares, whichever is less.

     For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and `broker non-votes'' will be counted as present, but not as votes cast, at the Special Meeting. Under the Trust's Declaration of Trust, the vote will be determined on the basis of a percentage of votes cast at the Special Meeting. Under the Investment Company Act of 1940 (the `1940 Act''), the affirmative vote necessary to approve a new Sub-Advisory Agreement between the Trust and the Sub-Adviser on behalf of the Fund may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust will furnish, without charge, a copy of the annual report, which includes audited financial statements for the fiscal year ended February 28, 1997, and/or semi-annual report for the six-month period ended August 31, 1996, to any shareholder of record upon request. The Trust's principal executive offices are located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. The Trustees propose to mail this proxy statement and the enclosed Notice of meeting and proxy card on or about June 30, 1997.


                          SUB-ADVISORY AGREEMENT

Terms of the Sub-Advisory Agreement


     A copy of the Sub-Advisory Agreement is attached hereto as Exhibit 1.

     Pursuant to the terms of the proposed investment sub-advisory Agreement between the Fund's investment adviser, ParkSouth, and the Sub-Adviser, the Sub-Adviser would act as a discretionary sub-adviser to the Fund for all assets of the Fund other than cash and cash-equivalents.
Under the terms of the Sub-Advisory Agreement, the Sub-Adviser will make all determinations with respect to the investment of non-cash assets of the Fund, and shall take such steps as may be necessary to implement the same, including the placement of purchase and sale orders on behalf of the Fund.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall pay all expenses incurred by it and its staff in connection with the performance of its services under the Sub-Advisory Agreement, including the payment of salaries of all officers and employees who are employed by it. ParkSouth will pay the Sub-Adviser an annual fee determined by applying the following annual rates to the Fund's aggregate daily net assets: .32% of the Fund's assets up to the first $50 million; .075% of the Fund's net assets in excess of $50 million but less than $70 million; plus .25% of the Fund's net assets in excess of $70 million. Applying the foregoing formula to the Fund's current level of net assets, the Sub-Adviser would currently be entitled to a sub-advisory fee equal to .25% of the Fund's average daily net assets, payable by ParkSouth from ParkSouth's investment advisory fee of .95% of the Fund's average daily net assets.

     The Sub-Advisory Agreement provides with respect to the Fund that, if approved by shareholders of the Fund, it will remain in effect for an initial term of two years from the date of its execution and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by vote of a majority of Trustees, including a majority of the independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Trustees at any time without penalty, or by a vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice. The Sub-Advisory Agreement will immediately terminate in the event of its assignment (as such term is defined in the 1940 Act) or in the event of the termination of the Trust's advisory Agreement with ParkSouth.

     The Trustees have reviewed and unanimously approved the terms of the Sub-Advisory Agreement and directed that it be submitted to the Fund's shareholders for their approval. In the event that the Sub-Advisory Agreement is not approved by the Fund's shareholders, ParkSouth would be solely responsible for providing investment advice to the Fund, and the Trustees will consider what action, if any, should be taken, including, but not limited to, requesting that the Sub-Adviser perform sub-advisory services at cost until a new sub-advisory Agreement is approved by the Fund's shareholders.

INFORMATION REGARDING THE SUB-ADVISER, WOMACK ASSET MANAGEMENT, INC.

     The Sub-Adviser, Womack Asset Management, Inc., based in Jackson, Mississippi, is a registered investment adviser formed in 1997 by William
A. Womack. Mr. Womack, until February 1997, had been Senior Vice President and Trust Investment Officer of DGNB (the parent corporation of ParkSouth, and, until March 1, 1997, the investment adviser to the Fund), and the portfolio manager for the Fund. In February 1997, Mr. Womack left DGNB in order to establish and operate the Sub-Adviser.

     Because of the outstanding performance record achieved by the Fund during Mr. Womack's tenure, and because of Mr. Womack's high standing with the Fund's shareholders, ParkSouth has determined that it is in the Fund's best interest to continue to use Mr. Womack's expertise in the management of the Fund, and this would be accomplished through the proposed sub-advisory relationship.

     It is contemplated that Mr. Womack will, at least initially, be the sole employee and sole shareholder of the Sub-Adviser. ParkSouth believes that adequate portfolio management back-up is in place if Mr. Womack were unable, temporarily or permanently, to devote his attention to the Fund's management. Specifically, ParkSouth has a team of investment professionals, led by Gerald White, available to assume full day-to-day responsibility for all tasks and duties associated with serving as adviser to the Fund.

                     BOARD OF TRUSTEES' RECOMMENDATION

      Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to the proposed Sub-Advisory Agreement, the Trustees (including the Trustees who are not "interested persons" as defined in the 1940 Act) have concluded that it would be in the best interests of the Fund and its shareholders to approve the proposed Sub-Advisory Agreement on behalf of the Fund.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS APPROVAL BY SHAREHOLDERS OF THE FUND OF THE SUB-ADVISORY AGREEMENT BETWEEN PARKSOUTH AND THE SUB-ADVISER, WOMACK ASSET MANAGEMENT, INC.








       OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold annual
meetings of shareholders.   Shareholders wishing to submit proposals for
consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to DG Investor Series, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, so that they are received within a reasonable time before any such meeting.

     No business other than the matter described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

             PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In the event that, at the time any session of the Special Meeting is called to order, a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting (with respect to all or some of the proposals) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all such proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against any
adjournment.   A shareholder vote may be taken on one or more of the
proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Declaration of Trust of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the issued and outstanding shares of the Fund entitled to vote at the Special Meeting.
  SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF
                       MAILED IN THE UNITED STATES.


                                                   By Order of the Trustees


                                                          JOHN W. McGONIGLE
                                                                  Secretary
June 30, 1997
Cusip 23321N400
GO1258-10(6/97)


                                 EXHIBIT 1

                       DG INVESTOR SERIES

                     SUB-ADVISORY AGREEMENT

     THIS INVESTMENT SUB-ADVISORY AGREEMENT (the "Agreement") is made and
entered into as of      day of              , 1997 by and between ParkSouth
                    ---         ------------
Corporation (the "Adviser") and Womack Asset Management (the "Sub-
Adviser").

                     PRELIMINARY STATEMENTS

     A. DG Investor Series, a Massachusetts business trust (the "Trust"), is an open-end management company as defined in the Investment Company Act of 1940 and is registered as such with the Securities and Exchange Commission.
     B. The Adviser has been retained by the Trust under the Investment Advisory Contract dated as of March 31, 1997 (the "Contract") to act as investment adviser with respect to each of the Trust's investment portfolios, including the DG Opportunity Fund (the "Fund").

     C. The Adviser is authorized under the Contract to "contract with such other person, persons, corporation, or corporations as its own cost and expense as it shall determine in order to assist it in carrying out this Contract."

     D. The Adviser wishes to retain the Sub-Adviser to provide, and the Sub-Adviser wishes to render, portfolio management services for the Fund, all upon the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and the covenants herein contained, the Adviser and the Sub-Adviser agree as follows:

1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as a discretionary sub-adviser to the Fund for all assets of the Fund other than cash and cash equivalents. The Sub-Adviser hereby accepts the appointment and agrees to use its best professional judgement to make and implement investment decisions for the Fund in accordance with the provisions of this Agreement.

2.   Duties of the Sub-Adviser
     (a) Subject to the direction and control of the Adviser and the Board of Trustees of the Trust, the Sub-Adviser shall be responsible for the management of the investment operations of the Fund and the determination of what portion of the Fund's assets will be held in cash and cash equivalents and what portion will be invested in equity securities and other assets. Any cash and cash equivalents in the Fund shall be managed by the Adviser. The Sub-Adviser is hereby authorized to select portfolio securities for investment, to determine whether to purchase and sell securities for the Fund, and upon making any purchase or sale decision for the Fund, to place orders for the execution of such portfolio transactions in accordance with Section 4 of this Agreement and any operational procedures that may be specified by the Adviser from time to time ("Operational Procedures"). The Sub-Adviser shall consult with the Adviser upon the Adviser's reasonable request with respect to any investment decision made by it for the Fund and assist the Adviser and the Trust's officers in connection with the operation of the Fund and perform any further acts that may be necessary to effectuate the purposes of this Agreement.

     (b) In providing portfolio management services to the Fund, the Sub-Adviser shall be subject to such investment restrictions as are set forth in the Investment Company Act of 1940 and rules thereunder; the Internal Revenue Code; applicable state securities laws; the supervision and control of the Board of Trustees; such specific instructions as the Board of Trustees may adopt and as may be communicated to the Sub-Adviser; the investment objectives, policies and restrictions of the Fund; and instructions from the Adviser.
3. Supervision and Compliance. Notwithstanding any provision of this Agreement, the Adviser shall retain all rights to supervise, and, in its discretion, conduct investment advisory activities relating to the Fund. The activities of the Sub-Adviser shall be subject at all times to the direction and control of the Board of Trustees of the Trust and the Adviser, and shall comply with: (a) the Declaration and By-Laws of the Trust; (b) the Registration Statement of the Trust, as it may be amended from time to time, including the investment objectives and policies set forth therein; (c) the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and the regulations thereunder; (d) the Internal Revenue Code and the regulations thereunder applicable to regulated investment companies; (e) any other applicable laws or regulations; and (f) such other limitations as the Adviser or the Board of Trustees of the Trust may adopt. The Sub-Adviser shall comply with all requests by the officers and agents of the Trust to review, examine or audit any records concerning the Sub-Adviser's investment advisory activities in connection with the Fund. The Sub-Adviser shall provide all information, records or other materials as the Adviser may reasonably request in order to oversee compliance by the Sub-Adviser with the provisions of this Agreement and with applicable law and shall take such actions or refrain from taking such actions as the Adviser in its best judgment may reasonably request as necessary to promote or ensure such compliance.

4. Purchase and Sale of Securities. The Sub-Adviser shall place orders for the purchase or sale or of securities on behalf of the Fund with any broker and/or dealer who deals in such securities, all in the manner as set forth herein and in accordance with the Operational Procedures.
     (a) In placing orders with brokers and/or dealers, the Sub-Adviser shall use its best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker and/or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, the Sub-Adviser may, to the extent permitted by law, purchase and sell portfolio securities using brokers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Fund and/or other accounts over which the Sub-Adviser or the Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker who provides such brokerage and research services a commission for effecting a securities transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of brokerage and research services provided by such broker. This determination may be viewed in terms of either that particular transaction or of the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion.

     (b) Notwithstanding the foregoing, the Board of Trustees and the Adviser periodically may review the commissions paid by the Fund and determine whether those commissions were reasonable in relation to the brokerage and research services received.
5. Expenses. The Sub-Adviser shall furnish, at its own expense, all office space, office facilities, equipment and personnel necessary or appropriate to the performance of its duties under this Agreement. The Sub-Adviser also shall pay the salaries of all personnel performing services related to the Sub-Adviser's duties under this Agreement.

6. Compensation of the Sub-Adviser. In consideration of the services to be rendered by the Sub-Adviser under this Agreement, the Adviser shall pay the Sub-Adviser a fee as set forth in Exhibit A to this Agreement.

7. Services to Others. The services of the Sub-Adviser to the Adviser and the Trust are not to be deemed exclusive, and, except as may be provided in any other agreement between the Sub-Adviser and the Adviser, the Sub-Adviser may render services to others and to engage in other activities, so long as such services and activities do not adversely affect the Sub-Adviser's ability to perform its obligations under this Agreement; provided, however, that during the term of this Agreement, the Sub-Adviser shall not render any portfolio management services to any other open-end management company except with the prior written consent of the Adviser.

8.   Representations, Warranties, and Agreements of the Sub-Adviser

     (a) As of the Effective Date of this Agreement (as defined below in Section 10(a) of this Agreement), the Sub-Adviser will be registered as an "investment adviser" under the Investment Advisers Act of 1940.

     (b) The Sub-Adviser will comply with the provisions of the Adviser's written code of ethics and any policies and procedures thereunder (including any sanctions imposed by the Adviser), and with the Adviser's policies and procedures designed to detect and prevent the misuse of material, nonpublic information that are applicable to its sub-advisory services rendered under this Agreement. In addition, the Sub-Adviser will adopt or has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act of 1940, will provide the Adviser with a copy of that code of ethics and evidence of its adoption, and will make such reports to the Trust as required by Rule 17j-
1. The Sub-Adviser will also adopt or has adopted policies and procedures sufficient to enable the Sub-Adviser to detect and prevent the misuse of material, nonpublic information by the Sub-Adviser or any person associated with the Sub-Adviser, in compliance with the federal and state securities laws.

     (c) The Sub-Adviser will prepare, maintain, keep current and preserve on behalf of the Trust and the Adviser all records concerning the Sub-Adviser's activities in connection with the Fund that the Fund is required by law to maintain, including, but not limited to, records required under paragraphs (b)(5), (b)(6), (b)(9), (b)(10), and (f) of rule 31a-1 under the Investment Company Act (a summary of these provisions as currently in effect is attached hereto as Exhibit B). Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-l and Rule 31a-2 under the Investment Company Act of 1940 that are prepared by the Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly on request to the Fund or any person acting on behalf of the Trust during the term of this Agreement and at any time after the termination of this Agreement. The Sub-Adviser will comply with all reasonable requests for information by the Adviser or the Trust's officers or Board of Trustees, including information required for the Fund's filings with the Securities and Exchange Commission and state securities commissions.

     (d) The Sub-Adviser will promptly after filing with the Securities and Exchange Commission any amendment to its Form ADV furnish a copy of such amendment to the Trust and the Adviser.

     (e) The Sub-Adviser will immediately notify the Adviser of the occurrence of any event which would disqualify the Sub-Adviser from serving as an investment adviser of an investment company under Section 9(a) of the Investment Company Act or otherwise.

9.   Limitations on Liability; Indemnification

     (a) The Sub-Adviser hereby is notified expressly of the limitation of liability as set forth as set forth in Article XI of the Declaration of Trust and agrees that the obligations under this Agreement of the Fund and of the Trust with respect to the Fund are limited solely to the assets of the Fund, and the Sub-Adviser shall not seek satisfaction of any such obligation from any other investment portfolio of the Trust; any shareholders of any investment portfolio; any Trustee; or officers, employees or agents of the Trust.

     (b) The Sub-Adviser shall give the Adviser and the Trust the benefit of its best judgment and efforts in rendering services under this Agreement. The Sub-Adviser agrees to indemnify and hold harmless the Adviser, its shareholders, officers, directors, employees, agents and affiliates (referred to collectively herein as the Adviser) from and against any and all claims, demands, judgments, losses, costs, expenses (including, without limitation, court costs and attorneys' fees), liabilities, or damages, which at any time or from time to time may be paid, incurred or suffered by or asserted against the Adviser, arising out of, based upon or resulting from any act or omission of the Sub-Adviser in performing its obligations under this Agreement; provided, however, that the Sub-Adviser shall not be obligated to indemnify the Adviser to the extent that such matters arise from or are caused by the Adviser's willful malfeasance or bad faith.

10.       Effective Date; Termination; and Assignment.

     (a) This Agreement shall become effective as of the Effective Date as defined below and shall continue in effect for two years from the Effective Date and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions in this Agreement if: (i) such continuation is specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and, where required under the Investment Company Act of 1940, by vote of a majority of the outstanding voting securities of the Fund; and (ii) neither party has notified the other in writing at least sixty (60) days prior to the anniversary date of the Effective Date in any year thereafter that it does not desire such continuation. The Effective Date is the date on which this Agreement is approved by the vote of a majority of the outstanding voting securities of the Fund.
     (b) This Agreement may be terminated at any time without the payment of any penalty (i) by action of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund upon sixty (60) days' written notice to the Sub-Adviser and (ii) in the event of termination of the Contract for any reason whatsoever. This Agreement also may be terminated at any time by the Adviser (i) on account of the Sub-Adviser's repeated failure to comply with the Adviser's requests or instructions issued hereunder, or (ii) in the event of a breach of fiduciary duty by the Sub-Adviser.

     (c) Termination of this Agreement will not affect (i) the validity of any action previously taken by the Adviser or the Sub-Adviser under this Agreement or (ii) liabilities or obligations of the parties from transactions initiated before termination of this Agreement. Anything herein to the contrary notwithstanding, termination of this Agreement shall not affect the indemnification provisions set forth above in Section 9 of this Agreement, which shall remain operative and in full force and effect notwithstanding such termination.

     (d) This agreement shall terminate automatically in the event of its assignment (as defined in the Investment Company Act of 1940 and any rules thereunder, as they may be interpreted by the staff of the Securities and Exchange Commission).

     (e) So long as both the Adviser and the Sub-Adviser shall be legally qualified to act as an investment adviser to the Fund, neither the Adviser nor the Sub-Adviser shall act as an investment adviser (as such term is defined in the Investment Company Act of 1940) to the Fund except as provided herein and in the Contract or in such other manner as may be expressly agreed between the Adviser and the Sub-Adviser; provided, however, that if the Adviser or the Sub-Adviser shall resign or for any reason be unable or unwilling to serve prior to the end of the term of this Agreement, the remaining party, the Sub-Adviser or the Adviser as the case may be, shall not be prohibited from serving as an investment adviser to the Fund by reason of the provisions of this Subsection 10(e).

11. Governing Law. This Agreement shall be construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the choice of law provisions thereof, to the extent that such laws are consistent with provisions of the Investment Company Act of 1940 and the regulations thereunder.

12. Amendment. This Agreement may be amended from time to time by agreement of the parties; provided, however, such amendment shall be approved by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and, where required under the Investment Company Act of 1940, by vote of a majority of the outstanding voting securities of the Fund;

13. Waiver. The failure of either party to insist, in one or more instances, upon strict performance of the obligations of this Agreement, or to exercise any rights contained herein, shall not be construed as a waiver, or relinquishment for the future of such obligation or right, which shall remain and continue in full force and affect.
14. Miscellaneous. The captions in this Agreement are included for the convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, regulation, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, duly authorized officers, all as of the day and year first above written.



                                   PARKSOUTH CORPORATION


                                   By:
                                        ------------------------------
                                        name:
                                             -------------------------
                                   title:
                                         --------------------------



                                   WOMACK ASSET MANAGEMENT


                                   By:
                                        ------------------------------
                                        name:
                                             -------------------------
                                        title:
                                              --------------------------
                            EXHIBIT A

                       DG INVESTOR SERIES
                       DG OPPORTUNITY FUND

                     Sub-Advisory Agreement
                        Sub-Advisory Fees

     For all services rendered by the Sub-Adviser hereunder, the Adviser shall pay, on a monthly basis, a Sub-Advisory Fee, based on the average daily net assets of the Fund under management by the Sub-Adviser during the preceding month, as described below. The Sub-Advisory fee shall be the sum of: .32% of average daily net assets up to $50 million; .075% of average daily net assets in excess of $50 million and up to $70 million; and .25% of average daily net assets in excess of $70 million. The Sub-Advisory Fee will be accrued daily, and for any period in which the Sub-Adviser provides portfolio management services under this Agreement for less than one full month, the Sub-Advisory Fee will be prorated by the number of the days of the month during which such services were rendered.

     Notwithstanding anything herein to the contrary, if the Sub-Advisory Fee received by the Sub-Adviser during the first year of this Agreement, when added to any other compensation paid by the Adviser to the Sub-Adviser for any purposes during the same one-year period, does not equal or exceed $190,000 (One Hundred Ninety Thousand Dollars) (the "Threshold Amount"), the Adviser shall pay, at its own expense and cost, any resulting shortfall at the end of that one-year period. If this Agreement is terminated before the end of that one-year period, there shall be subtracted from the Threshold Amount a percentage of the Threshold Amount equal to (x) a fraction equal to the number of the days of the one-year period remaining at the date of termination, divided by 365, multiplied by (y) a fraction equal to the total net assets of clients of the Adviser managed by the Sub-Adviser at the time of such termination ("Aggregate Net Assets"), divided by the Aggregate Net Assets minus the amount, if any, of net assets of other clients remaining under management by the Sub-Adviser following such termination.
                            EXHIBIT B

                       DG INVESTOR SERIES
                       DG OPPORTUNITY FUND

                     Sub-Advisory Agreement
           Records To be Maintained by the Sub-Adviser


1.        (Rule 31a -1(b)(5) and (6) of the Investment Company Act of
1940). A record of each brokerage order, and all other portfolio purchases and sales orders by the Sub-Adviser or on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker,

     B. The terms and conditions of the order, and of any modification or cancellation thereof,

     C.   The time of entry or cancellation,

     D.   The price at which executed,

     E.   The time of receipt of report of execution, and

     F.   The name of the person who placed the order on behalf of the Fund
2. (Rule 31a-1(b)(9) of the Investment Company of 1940). A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to brokers or dealers was made, and the division of brokerage commissions or other compensation on such purchase and sale orders. The record:

     A.   Shall include the consideration given to:

          (i)  the sale of shares of a feeder fund of the Portfolio

          (ii) the supplying of services or benefits by brokers or dealers to:

                         (a)       The Fund,

                         (b)       The Adviser,

                         (c)       yourself (the Sub-Adviser), and




                         (d)  Any person other than the foregoing.

          (iii) Any other considerations other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. Shall include the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 31a-1(b)(10) of the Investment Company Act of 1940). A record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation, or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*




4. (Rule 31a-1(f) of the Investment Company Act of 1940). Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Sub-Adviser's transactions made with respect to the Fund Account.







* Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold), and any internal reports or portfolio manager reviews.




PLEASE MARK VOTES AS IN
THIS EXAMPLE





x





FOR


AGAINST


ABSTAIN




1.) To approve or disapprove a Sub-Advisory Agreement and exhibits thereto, between ParkSouth Corporation and Womack Asset Management, Inc. on behalf of DG Opportunity Fund.


2.) To transact such other business as may properly come before the meeting or any adjournment thereof.









RECORD DATE SHARES:


Date


Please be sure to sign and date this Proxy.


Mark box at right if comments or address change have been noted on the reverse side of this card.


Shareholder sign here


Co-owner sign here


DETACH CARD





DG INVESTOR SERIES
Please take note of the important information enclosed with the Proxy Ballot. There are a number of issues related to the management and operation of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders, July 21, 1997.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

DG Investor Series


DG INVESTOR SERIES
THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES





KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of DG Opportunity Fund hereby appoint C. Grant Anderson, Patricia F. Conner, Marie M. Hamm, Carol B. Kayworth, and Daniel J. Damico, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all Shares of DG Opportunity Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held on July 21, 1997, at Federated Investors Tower, Pittsburgh, Pennsylvania, at 3:00 p.m., and at any adjournment thereof.

The attorneys named will vote the Shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to any item, this proxy will be voted affirmatively on that matter. The approval of each proposal is not contingent on the approval of any other matter.

PLEASE RETURN THIS PORTION WITH YOUR VOTE IN THE ENCLOSED ENVELOPE AND RETAIN THE BOTTOM PORTION.


PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


DO YOU HAVE ANY COMMENTS?

======================================
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